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[LOGO] METLIFE                                VARIABLE ANNUITY APPLICATION                            SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                                Policy Service Office:P.O.Box 10366 . Des Moines,Iowa 50306-0366
                                                For Express Mail Only . 4700 Westown Parkway Ste.200 . West Des Moines,IA 50266-2266
First MetLife Investors Variable Annuity Simple Solutions                                         FOR ASSISTANCE CALL:THE SALES DESK

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1. ANNUITANT
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__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______
[_] Address is same as Annuitant
__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ____________ Email ______________________

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2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT.IF OWNER IS A TRUST,PLEASE COMPLETE FORM 7233,THE TRUSTEE CERTIFICATION FORM AND
   RETURN IT WITH THIS APPLICATION.)
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Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name          (First)              (Middle)         (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____
Address is same as [_] Annuitant [_] Owner
__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) _____________ Email _____________________

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3. JOINT OWNER
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                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name          (First)              (Middle)         (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) _____________ Email _____________________


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4. BENEFICIARY
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Show full name(s),relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION,IF JOINT OWNERS ARE NAMED, UPON
THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL
BE CONSIDERED CONTINGENT BENEFICIARIES. FOR CUSTODIAN OWNED CONTRACTS, CONTINGENT BENEFICIARY MUST BE SPOUSE IF ELECTING JOINT LIFE
                                            -------------------------
LWG OPTION (IF AVAILABLE).

                                                                                        /    /                 -    -
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Primary Name                    Relationship                                       Date of Birth        Social Security Number   %

                                                                                        /    /                 -    -
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Primary Name                    Relationship                                       Date of Birth        Social Security Number   %

                                                                                        /    /                 -    -
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Contingent Name                 Relationship                                       Date of Birth        Social Security Number   %

                                                                                        /     /                -    -
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Contingent Name                 Relationship                                       Date of Birth        Social Security Number   %

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5. PLAN TYPE                                                                              6. PURCHASE PAYMENT
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INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange/Transfer  [_] Check
                                                                                          [_] Wire
.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $_____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______           Make Check Payable to First
                                                                                                   MetLife Investors Insurance
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______           Company
                                                                                          (Estimate dollar amount for 1035
                                                                                            exchanges, transfers, rollovers, etc.)

                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                           $5,000 Non-Qualified/Qualified


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7. BENEFIT RIDER
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LIVING BENEFIT RIDER: You must select one of the following Riders. This rider must be chosen at time of application and can not be changed. If no election is made, the Single Life option will apply.

[_] Single Life - Lifetime Withdrawal Guarantee (LWG) (III)
[_] Joint Life - Lifetime Withdrawal Guarantee (LWG) (III)

FOR CUSTODIAN OWNED CONTRACTS, IF JOINT LWG IS ELECTED, IF AVAILABLE, BENEFICIARY SECTION MUST BE COMPLETED.

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8. PURCHASE PAYMENT ALLOCATION
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Choose from the following funding options. You may choose only one of the Index Selector(SM) models (Asset Allocation Models) listed below. Note: All of your initial and subsequent Purchase Payments will be allocated to the Model you choose until changed by you.
                 [_] Defensive [_] Moderate [_] Balanced

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9. SYSTEMATIC WITHDRAWALS (OPTIONAL)
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Do Not Complete for Required Minimum Distributions (RMDs) - Use Separate RMD Form Provided or Contact Annuity Operations and
Services.

START MY WITHDRAWAL PAYMENTS: [_] At Issue (read and complete sections A and B below). If not checked, I will contact Annuity
Operations and Services when I am ready to start distributions.

A) I authorize withdrawal payments from my Account Value to commence as indicated below. Once the Program is initiated, payments will continue until you notify Annuity Operations and Services to cancel them, either in writing or by telephone.

IMPORTANT: PLEASE REVIEW YOUR CONTRACT AND/OR PROSPECTUS FOR DETAILED INFORMATION REGARDING EARLY WITHDRAWAL PENALTIES AND OTHER
WITHDRAWAL PROVISIONS. CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT IN ANY CONTRACT YEAR MAY SIGNIFICANTLY REDUCE
THE VALUE OF THE LWG BENEFIT. IF YOU MAKE ANY WITHDRAWALS PRIOR TO AGE 59 1/2, WE WILL NOT MAKE PAYMENTS TO YOU OVER YOUR LIFETIME
UNDER THE LIFETIME WITHDRAWAL GUARANTEE (LWG) (III) RIDER.

     CHOOSE ONE:
     [_] 100% of the current Annual Benefit Payment amount allowed under the LWG rider. THIS SYSTEMATIC WITHDRAWAL AMOUNT WILL ONLY
     CHANGE AS A RESULT OF AUTOMATIC ANNUAL STEP-UPS UNDER THE TERMS OF THE RIDER. IF THE ANNUAL BENEFIT PAYMENT CHANGES AS A RESULT
     OF ADDITIONAL PURCHASE PAYMENTS, THE SYSTEMATIC WITHDRAWAL AMOUNT WILL NOT CHANGE UNTIL THE NEXT AUTOMATIC ANNUAL STEP-UP.
     [_] $_________Taken pro rata. CUMULATIVE WITHDRAWALS TAKEN UNDER THE LWG RIDER THAT EXCEED THE ANNUAL BENEFIT PAYMENT IN ANY
     CONTRACT YEAR MAY SIGNIFICANTLY REDUCE THE VALUE OF THE LWG BENEFIT.

FREQUENCY OF WITHDRAWAL PAYMENTS: [_] Monthly [_] Quarterly

B) IMPORTANT TAX INFORMATION: Withdrawals will not be taxed under special exclusion ratio rules applicable to annuity payments. A
10% Federal tax penalty may be assessed against taxable amounts withdrawn if the Owner is under age 59 1/2. You should consult your tax advisor regarding your personal situation. If no selection is made below, the Company will withhold the minimum amount required by the IRS. If applicable, a State Income Tax election will be made as elected below for Federal Income Tax withholding.
     Choose one: [_] Do not withhold Federal Income Taxes [_] Withhold $___________ or _______%.

C) PAYMENTS: Payments will be made to the owner. When completed below I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal. When receiving funds via Electronic Funds Transfer, it may take up to three business days for the funds to appear in your bank/brokerage account.

10. SPECIAL REQUESTS

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Bank/Brokerage Name                     Address

                                                                     [_] Checking (please attach a voided check)
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Account Number                          ABA Routing Number           [_] Savings


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11. REPLACEMENTS
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Does the applicant have any existing life insurance policies or annuity contracts? [_] Yes [_] No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? [_] Yes [_] No

If "Yes" to either, applicable disclosure and replacement forms must be attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

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12. METLIFE EDELIVERY(R)
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I authorize MetLife to send documents electronically regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates. I have received, read and agree to the terms of the MetLife eDelivery(R) Disclosure Agreement, which contains important information concerning this service. Election of this option will mean that no underlying fund prospectuses are required to be received by you prior to submitting this application as they will be delivered electronically instead. If this option is elected, I have provided my email address on page 1. [_] Yes [_] No

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13. ACKNOWLEDGEMENT AND AUTHORIZATION                               14. AGENT'S REPORT
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I (We) agree that the above information and statements and those    The information provided by the applicant has been truly and
made on all pages of this application are true and correct to the   accurately recorded.
best of my (our) knowledge and belief and are made as the basis
of my (our) application. I (We) acknowledge receipt of the          Does the applicant have any existing life insurance policies [_]
current prospectus of First MetLife Investors Insurance Company,    Yes [_] No or annuity contracts?
First MetLife Investors Variable Annuity Account One. PAYMENTS
AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE   Is this annuity being purchased to replace any existing life [_]
ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.            Yes [_] No insurance or annuity policy(ies)?

I understand there is no additional tax benefit obtained by         If "Yes" to either, applicable disclosure and replacement forms
funding an IRA with a variable annuity.                             must be attached.

I FURTHER ACKNOWLEDGE THAT I HAVE RECEIVED METLIFE'S CUSTOMER
PRIVACY NOTICE.                                                     ----------------------------------------------------------------
                                                                                            AGENT'S SIGNATURE

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   (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)                                    Phone

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                 (JOINT OWNER SIGNATURE & TITLE)                                         Agent's Name and Number

                                                                    ----------------------------------------------------------------
-----------------------------------------------------------------                       Name and Address of Firm
           (SIGNAGURE OF ANNUITANT IF OTHER THAN OWNER)
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Signed at _______________________________________________________                        State License ID Number
                     (City)                        (State)
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Date_____________________________________________________________                         Client Account Number

                                                                    Home Office Program Information: Select one. Once selected, the
                                                                    --------------------------------
                                                                    option cannot be changed. Option A _____ Option B ______ Option
                                                                    C _____


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